                                                                    EXHIBIT 10.2



                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Julia L. Wainwright ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

               "Separation Benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of twelve
(12) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3 shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

               (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                  PETS.COM, INC.

                                  By:     /s/ Chris Deyo
                                     ---------------------------------

                                  Title:  President
                                        ------------------------------

                                  Date: October ___, 2000



                                  Julia L. Wainwright, an individual

                                  /s/ Julia L. Wainwright
                                  ------------------------------------


                                  Date: October ____, 2000



                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Christopher E. Deyo ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

               "Separation Benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of twelve
(12) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3 shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention

Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                      PETS.COM, INC.

                                      By:  Julia Wainwright
                                         --------------------------------------

                                      Title:  CEO
                                            -----------------------------------

                                      Date: October ___, 2000



                                      Christopher E. Deyo, an individual

                                      /s/ Christopher E. Deyo
                                      -----------------------------------------


                                      Date: October ____, 2000




                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Paul Manca ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

               "Separation Benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3 shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                         PETS.COM, INC.

                                         By:  Julia Wainwright
                                            ------------------------------------

                                         Title:  CEO
                                               ---------------------------------

                                         Date: October ___, 2000



                                         Paul Manca, an individual

                                         /s/ Paul Manca
                                         ---------------------------------------
                                         Paul Manca

                                         Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between John Benjamin ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

                       "Separation benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation.

               (a) ACCELERATED VESTING. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated (an "Involuntary Termination") by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to the limitations in this
Section 3(a) and Section 4 below, the vesting of 25% of Employee's then unvested shares of the Company's common stock shall automatically be accelerated so as to become vested as of the effective date of the Involuntary Termination or Constructive Termination. Notwithstanding the above, in the event that the Company commences substantive discussions with a potential acquiror prior to January 1, 2001 and such substantive discussions result in a Change of Control of the Company, the stock acceleration benefits described above shall not apply to the Employee's unvested option shares. The original vesting schedule(s) of the Employee's option shares would then apply.

               (b) SEVERANCE PAYMENT. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4 below, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary;
(ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3(b) shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                    PETS.COM, INC.

                                    By:  Julia Wainwright
                                       ----------------------------------------

                                    Title:  CEO
                                          -------------------------------------

                                    Date: October ___, 2000



                                    John Benjamin, an individual

                                    /s/ John Benjamin
                                    -------------------------------------------
                                    John Benjamin

                                    Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between John Hollon ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

                       "Separation benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation.

               (a) ACCELERATED VESTING. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated (an "Involuntary Termination") by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to the limitations in this
Section 3(a) and Section 4 below, the vesting of 25% of Employee's then unvested shares of the Company's common stock shall automatically be accelerated so as to become vested as of the effective date of the Involuntary Termination or Constructive Termination. Notwithstanding the above, in the event that the Company commences substantive discussions with a potential acquiror prior to January 1, 2001 and such substantive discussions result in a Change of Control of the Company, the stock acceleration benefits described above shall not apply to the Employee's unvested option shares. The original vesting schedule(s) of the Employee's option shares would then apply.

               (b) SEVERANCE PAYMENT. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the

Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4 below, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3(b) shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                     PETS.COM, INC.

                                     By:  Julia Wainwright
                                        ---------------------------------------

                                     Title:  CEO
                                           ------------------------------------

                                     Date: October ___, 2000



                                     John Hollon, an individual

                                     John Hollom
                                     ------------------------------------------
                                     John Hollon

                                     Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Diane R. Hourany ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

               "Separation Benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of twelve
(12) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3 shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                  PETS.COM, INC.

                                  By:  Julia Wainwright
                                     ------------------------------------------

                                  Title:  CEO
                                        ---------------------------------------

                                  Date: October ___, 2000



                                  Diane R. Hourany, an individual

                                  /s/ Diane Hourany
                                  ----------------------------------------------


                                  Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Ralph Lewis ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

               "Separation Benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of twelve
(12) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance

Period, at Company expense. Severance payments under this Section 3 shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                   PETS.COM, INC.

                                   By:  Julia Wainwright
                                      -----------------------------------------

                                   Title:  CEO
                                         --------------------------------------

                                   Date: October ___, 2000



                                   Ralph Lewis, an individual

                                   /s/ Ralph Lewis
                                   --------------------------------------------


                                   Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Paul Melmon ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

                       "Separation benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation.

               (a) ACCELERATED VESTING. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated (an "Involuntary Termination") by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to the limitations in this

Section 3(a) and Section 4 below, the vesting of 25% of Employee's then unvested shares of the Company's common stock shall automatically be accelerated so as to become vested as of the effective date of the Involuntary Termination or Constructive Termination. Notwithstanding the above, in the event that the Company commences substantive discussions with a potential acquiror prior to January 1, 2001 and such substantive discussions result in a Change of Control of the Company, the stock acceleration benefits described above shall not apply to the Employee's unvested option shares. The original vesting schedule(s) of the Employee's option shares would then apply.

               (b) SEVERANCE PAYMENT. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4 below, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary;
(ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3(b) shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                  PETS.COM, INC.

                                  By:  Julia Wainwright
                                     -------------------------------------------

                                  Title:  CEO
                                        ----------------------------------------

                                  Date: October ___, 2000



                                  Paul Melmon, an individual

                                  /s/ Paul Melmon
                                  ----------------------------------------------
                                  Paul Melmon

                                  Date: October ____, 2000





                  ADDENDUM TO KEY EMPLOYEE RETENTION AGREEMENT

        The following shall constitute an Addendum to the Key Employee Retention Agreement between Kathryn Ringewald ("Employee") and Pets.com, Inc. (the "Company") dated April 17, 2000.

                                    RECITALS

        A. On April 17, 2000, Employee entered into a Key Employee Retention Agreement with the Company (the "Retention Agreement"), a copy of which is attached as Exhibit A to this Addendum.

        B. On October 9, 2000, the Compensation Committee of the Board of the Directors of the Company agreed to modify certain terms of the Retention Agreement to provide that the benefits payable to Employee in the event of a Change of Control shall also be payable in the event of a Liquidation of the Company (as defined below), with such modifications taking effect as set forth in this Addendum. All other provisions of the Retention Agreement that are not modified by this Addendum remain in full force and effect.

        NOW, THEREFORE, pursuant to the terms of the Retention Agreement, and in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Section 1 of the Retention Agreement is hereby amended such that
Section 1 now provides in its entirety as follows:

               "Term of Agreement". This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. Section 2 of the Retention Agreement is hereby amended such that
Section 2 now provides in its entirety as follows:

               "At-Will Employment". The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. Section 3 of the Retention Agreement is hereby amended such that
Section 3 now provides in its entirety as follows:

                       "Separation benefits upon Involuntary Termination following a Change of Control or as a Result of the Company's Decision to Commence a Liquidation.

               (a) ACCELERATED VESTING. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated (an "Involuntary Termination") by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to the limitations in this
Section 3(a) and Section 4 below, the vesting of 25% of Employee's then unvested shares of the Company's common stock shall automatically be accelerated so as to become vested as of the effective date of the Involuntary Termination or Constructive Termination. Notwithstanding the above, in the event that the Company commences substantive discussions with a potential acquiror prior to January 1, 2001 and such substantive discussions result in a Change of Control of the Company, the stock acceleration benefits described above shall not apply to the Employee's unvested option shares. The original vesting schedule(s) of the Employee's option shares would then apply.

               (b) SEVERANCE PAYMENT. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the

Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4 below, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3(b) shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices."

        4. Section 5 of the Retention Agreement is hereby amended to add a new subsection (d) which reads as follows:

                (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution or winding up of the Company.

        5. Entire Agreement. Sections 1, 2, 3 and 5 of the Retention
Agreement are modified by the provisions of this Addendum. Except as so modified, the Retention Agreement shall remain in full force and effect. In the event of any conflict between this Addendum and the Retention Agreement, this Addendum shall govern. This Addendum and the Retention Agreement constitute the entire agreement between Employee and the Company regarding the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year written below.

                                    PETS.COM, INC.

                                    By:  Julia Wainwright
                                       --------------------------------

                                    Title:  CEO
                                          -----------------------------

                                    Date: October ___, 2000



                                    Kathryn Ringewald, an individual

                                    /s/ Kathryn Ringwald
                                    -----------------------------------
                                    Kathryn Ringewald

                                    Date: October ____, 2000





                                    PETS.COM

                        KEY EMPLOYEE RETENTION AGREEMENT


        This Key Employee Retention Agreement (the "Agreement") is made and entered into by and between Matthew Gee (the "Employee") and Pets.com, Inc., a Delaware corporation (the "Company"), effective as of October 9, 2000.

                                    RECITALS

        A. It is expected that the Company from time to time will consider the possibility of an acquisition by another company or other change of control or liquidation. The Board of Directors of the Company (the "Board") recognizes that such consideration can be a distraction to the Employee and can cause the Employee to consider alternative employment opportunities. The Board has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication and objectivity of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control or a Liquidation (as each term is defined in Section 5 below) of the Company.

        B. The Board believes that it is in the best interests of the Company and its stockholders to provide the Employee with an incentive to continue his or her employment and to motivate the Employee to maximize the value of the Company upon a Change of Control or a Liquidation for the benefit of its stockholders.

        C. The Board believes that it is imperative to provide the Employee with certain benefits upon a Change of Control or in connection with a Liquidation that provide the Employee with enhanced financial security and incentive and encouragement to the Employee to remain with the Company notwithstanding the possibility of a Change of Control or a Liquidation.

        D. Certain capitalized terms used in the Agreement are defined in
Section 5 below.

        The parties hereto agree as follows:

        1. TERM OF AGREEMENT. This Agreement shall terminate upon the earlier of: (a) the termination of Employee's employment for any reason prior to a Change of Control or prior to and not in connection with a Liquidation or (b) the date that all obligations of the parties hereto with respect to this Agreement have been satisfied.

        2. AT-WILL EMPLOYMENT. The Company and the Employee acknowledge that the Employee's employment is and shall continue to be at-will, as defined under applicable law. If the Employee's employment terminates for any reason prior to a Change of Control or prior to and not in connection with a Liquidation, the Employee shall not be entitled to the benefits provided by this Agreement, or any other benefits unless otherwise available in accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

        3. SEPARATION BENEFITS UPON INVOLUNTARY TERMINATION FOLLOWING CHANGE OF CONTROL OR AS A RESULT OF THE COMPANY'S DECISION TO COMMENCE A LIQUIDATION.

               (a) ACCELERATED VESTING. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated (an "Involuntary Termination") by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to the limitations in this
Section 3(a) and Section 4 below, the vesting of 25% of Employee's then unvested shares of the Company's common stock shall automatically be accelerated so as to become vested as of the effective date of the Involuntary Termination or Constructive Termination. Notwithstanding the above, in the event that the Company commences substantive discussions with a potential acquiror prior to January 1, 2001 and such substantive discussions result in a Change of Control of the Company, the stock acceleration benefits described above shall not apply to your unvested option shares. The original vesting schedule(s) of your option shares would then apply.

               (b) SEVERANCE PAYMENT. If within one year of the effective date of a Change of Control or as a result of the Company's decision to commence a Liquidation, the Employee's employment with the Company is terminated as a result of an Involuntary Termination by the Company or the successor corporation without Cause or by the Employee as the result of a Constructive Termination by the Company or the successor corporation, then, subject to Section 4 below, Employee shall be entitled to receive the following benefits: (i) severance payments for a period of six (6) months following the termination date (the "Severance Period") equal to the Employee's then current monthly base salary; (ii) a pro-rated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), with such payment being made on the termination date; and (iii) continuation of all health and life insurance benefits through the end of the Severance Period, at Company expense. Severance payments under this Section 3(b) shall be reduced by applicable taxes and shall be made in accordance with the Company's regular payroll practices.

        4. LIMITATION ON PAYMENTS. In the event that the severance and other benefits (the "Benefits") provided for in this Agreement or otherwise payable to the Employee (i) constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this Section 4, would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then the Employee's Benefits under Section 3 shall be either:

               (a) delivered in full, or

               (b) delivered as to such lesser extent which would result in no portion of such Benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the Employee on an after-tax-basis, of the greater amount of Benefits, notwithstanding that all or some portion of such Benefits may be taxable under Section 4999 of the Code. Unless the Company and the Employee otherwise agree in writing, any determination required under this
Section 4 shall be made in writing by the Accountants, whose determination shall be conclusive and binding upon the Employee and the Company for all purposes. For purposes of making the calculations required by this Section 4, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Employee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 4. In the event that subsection (a) above applies, then Employee shall be responsible for any excise taxes imposed with respect to such severance and other benefits. In the event that subsection (b) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

        5. DEFINITION OF TERMS. The following terms referred to in this Agreement shall have the following meanings:

               (a) CHANGE OF CONTROL. "Change of Control" shall mean a sale or merger of the Company, in which more than fifty percent (50%) of the voting power of the Company is transferred to a third party.

               (b) CAUSE. "Cause" for Employee's termination shall mean the good faith judgment of the Company's Board of Directors, that the undersigned has engaged in or committed any of the following: (i) gross negligence or willful misconduct in the performance of his duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law, (iv) commission of any act of fraud with respect to the Company, (v) breach of any confidentiality obligation to the Company, whether determined by agreement or by applicable law; or (vi) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined in good faith by the Board of Directors of the Company.

                (c) CONSTRUCTIVE TERMINATION. "Constructive Termination" shall be deemed to occur if there is (i)(A) a material adverse change in Employee's position causing such position to be of materially reduced responsibility, (B) any reduction of Employee's base compensation unless in connection with similar decreases of other similarly situated employees of the Company or its successor corporation, or (C) Employee's refusal to relocate to a facility or location more than 50 miles from the Company's current location in San Francisco, California; and (ii) within the 30-day period immediately following any of the foregoing events, Employee elects to terminate his or her employment voluntarily.

               (d) LIQUIDATION. "Liquidation" shall mean a complete liquidation, dissolution of winding up of the Company.

        6. SUCCESSORS.

               (a) COMPANY'S SUCCESSORS. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Section 6(a) or which becomes bound by the terms of this Agreement by operation of law.

               (b) EMPLOYEE'S SUCCESSORS. The terms of this Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        7. NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or three (3) days after being mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him or her at the home address which he or she most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

        8. MISCELLANEOUS PROVISIONS.

               (a) NO DUTY TO MITIGATE. The Employee shall not be required to mitigate the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

               (b) WAIVER. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

               (c) WHOLE AGREEMENT. This Agreement represents the entire agreement between the Employee and the Company with respect to the matters set forth herein. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof.

               (d) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California as applied to agreements entered into and performed within California solely by residents of that state.

               (e) SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

               (f) LEGAL FEES AND EXPENSES. The parties shall each bear their own expenses, legal fees, and other fees incurred in connection with this Agreement.

               (g) WITHHOLDING. All payments made pursuant to this Agreement will be subject to withholding of applicable income and employment taxes.

               (h) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

               IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the date set forth above.


COMPANY:                        PETS.COM, INC.


                                By:  /s/ Julia Wainwright
                                   -------------------------------

                                Title:  CEO
                                      ----------------------------



EMPLOYEE:                       MATTHEW GEE

                                Signature:  /s/ Matthew Gee
                                          ------------------------


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